THE WRIGHT MANAGED EQUITY TRUST
                         THE WRIGHT MANAGED INCOME TRUST

                       Supplement dated September 26, 2003
                       to the Prospectus dated May 1, 2003

   IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE WRIGHT FUNDS:

To help fight the funding of terrorism and prevent money laundering activities, Federal law now requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open a new account with the Funds, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. We may also seek information to identify you from public sources. Failure to provide such information may result in a delay in opening your account.

                             * * * * * *


     Call Wright Investors' Service Distributors,Inc. at 1-800-888-9471 for more information.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.